UAM FUNDS

      CHICAGO ASSET MANAGEMENT INTERMEDIATE BOND PORTFOLIO
       CHICAGO ASSET MANAGEMENT VALUE/CONTRARIAN PORTFOLIO
                   INSTITUTIONAL CLASS SHARES

             SUPPLEMENT DATED JANUARY 8, 1998 TO THE
     STATEMENT OF ADDITIONAL INFORMATION DATED JULY 10, 1997


The following information is provided to supplement the list of publications, indices and averages as set forth on page B-1 under the heading "APPENDIX B - COMPARISON PUBLICATIONS, INDICES AND
AVERAGES":

(bb) Lehman Brothers Intermediate Government/Corporate Index - is an unmanaged index composed of a combination of the Lehman
     Intermediate   Government  Bond  and   Lehman   Intermediate
     Corporate  Bond  Indices. All issues  are  investment  grade
     (BBB) or higher, with maturities of one to ten years and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. The Government Bond Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.